UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2006
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733	41-1746238
(Commission File Number)	(IRS Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN	48377
(Address of Principal Executive Offices)	(Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
On August 25, 2006, Tower Automotive, Inc. (the “Company”) issued a press release announcing the ratification of revised collective bargaining agreements with the United Auto Workers union and the United Steelworkers union covering hourly employees at Tower Automotive’s Bluffton, Ohio and Elkton Michigan facilities, as well as a contract extension and severance agreement at the Company’s Clinton, Michigan and Milan, Tennessee facilities respectively. The tentative agreement previously announced on July 19, 2006 covered hourly employees at nine of Tower Automotive’s North American facilities, but was subsequently modified to govern only the four facilities that ratified the agreement. The U.S. Bankruptcy Court overseeing the Company’s Chapter 11 case must still approve the agreement.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits:
99.1	Press Release dated August 25, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC.
Registrant
Date: August 29, 2006	/s/ James A. Mallak
James A. Mallak
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release dated August 25, 2006